November 7, 2008

                           CHESAPEAKE CORE GROWTH FUND
                             CHESAPEAKE GROWTH FUND

                 A SERIES OF THE GARDNER LEWIS INVESTMENT TRUST

                 SUPPLEMENT TO PROSPECTUSES DATED MARCH 1, 2008

The following disclosure replaces the disclosure in the section Frequent Purchases and Redemptions beginning on page 19 of each Prospectus:

"The Fund has been designed as a long-term investment and not as a frequent or short -term trading ("market timing") option. Market timing can be disruptive to the portfolio management process and may adversely impact the ability to implement investment strategies. In addition to being disruptive, the risks presented by market timing include higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the ability to maximize investment return; and potentially diluting the value of the share price. These risks can have an adverse effect on investment performance.

Although the Fund does not accommodate frequent purchases and redemptions, the Board of Trustees has not adopted policies and procedures to detect and prevent market timing in the Fund because the Board of Trustees of the Fund do not believe that market timing is a significant risk to the Fund given the type of securities held in the Fund (i.e., typically domestic securities of large capitalization issuers). The Fund may modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Although the Trustees do not believe that there is a significant risk associated with market timing for the Fund, the Fund cannot guarantee that such trading will not occur."